EXHIBIT 10.5
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                        ARMSTRONG WORLD INDUSTRIES, INC.
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                   2006 LONG-TERM INCENTIVE PLAN (THE "PLAN")
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                             STOCK OPTION AGREEMENT
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                           (NONSTATUTORY STOCK OPTION)
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                                 [DATE OF GRANT]
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         This notice does not constitute an offer to sell or issue stock of
Armstrong World Industries, Inc. ("AWI"). AWI plans to file a registration statement on Form S-8 with the SEC as soon as practicable. A prospectus covering the securities to be registered pursuant to the Form S-8 will be provided to you. BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION, PLEASE READ THEM. When the Form S-8 is filed with the SEC, it will be available for free (along with any other documents and reports we file with the SEC) at the SEC's Web site, http://www.sec.gov.
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         Armstrong World Industries, Inc. (the "Company") hereby awards to
____________ (the "Optionee") an option to purchase ______ shares of Common Stock of the Company (the "Stock Option") at $__.__ per share in accordance with the provisions of the Plan and subject to the terms and conditions described in this Agreement, the registration of these shares with the Securities and Exchange Commission (SEC) and the letter to you dated October 2, 2006.


         1.       Your options will become exercisable as follows:

                    NUMBER OF SHARES                          DATE EXERCISABLE
                    ----------------                          ----------------
                         _____                               ___________________
                         _____                               ___________________
                         _____                               ___________________

         2. No shares of stock may be acquired by exercise of an option after a maximum of ten years from the date the option was granted except as provided in the case of the Optionee's death.

         3. This Stock Option is subject to all terms and conditions stated in the Plan, this Agreement and the letter to you dated October 2, 2006. If this Agreement is not signed and returned by the Optionee by November 30, 2006, the Stock Option will be deemed to have been declined.

         4. All capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.

         WITNESS the due execution hereof the day and year first above written.

ATTEST:                                       ARMSTRONG WORLD INDUSTRIES, INC.



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[Assistant] Secretary                         [Executive Officer]





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                              ACCEPTANCE AGREEMENT

         I agree to the provisions of this Stock Option Agreement, and acknowledge receipt of the accompanying copy of the Plan and letter dated _________. I agree to accept as binding, conclusive and final all decisions and interpretations of the Board of Directors and, where applicable, the Committee administering the Plan, upon any questions arising under the Plan, and further agree to remit to the Company any applicable taxes required to be withheld by the Company as a result of this award.


Date:___________________________                ________________________________
                                                          Participant